Private Wealth
Management

Global Alpha Fund

Seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities

Class I Shares

PROSPECTUS March 1, 2008

This prospectus is to be used only by clients of
Mellon’s Private Wealth Management group.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund

Goal/Approach	1
Main Risks	3
Past Performance	6
Expenses	7
Management	8
Financial Highlights	12

Your Investment

Shareholder Guide	13
Distributions and Taxes	17

For More Information

See back cover.

This prospectus offers Class I shares of the fund and is
designed to be used only by clients of Mellon’s Private Wealth
Management group that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank, N.A. or Mellon
Trust of New England, N.A., or their affiliates.

Global Alpha Fund

Ticker Symbols Class I: AVGRX

The	Fund

GOAL/APPROACH

The fund seeks total return.To pursue this goal, the fund normally invests in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities. The fund’s investments will be focused among the major developed capital markets of the world, such as the U.S., Canada, Japan, Australia and Western Europe. The fund ordinarily invests in at least three countries. The fund will seek to achieve investment exposure to global equity, bond and currency markets primarily through long and short positions in futures, options or forward contracts, which should enable the fund’s portfolio managers to implement investment decisions quickly and cost-effectively. The fund also will invest in fixed-income securities, such as bonds, notes (including structured notes), mortgage related securities, and asset-backed securities, and money market instruments, to provide exposure to bond markets and for liquidity and income.

The fund’s portfolio managers seek to deliver value added excess returns (“alpha”) by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets.Active investment decisions to take long or short positions in individual country, equity, bond and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world.The portfolio managers analyze the valuation signals and estimate the expected returns from distinct sources of alpha — country equity markets, country bond markets, stock versus bond markets, and currency allocation — to construct a portfolio of long and short positions allocated across individual country, equity, bond and currency markets. The fund’s asset allocation and performance baseline benchmark is a hybrid index comprised of 60% Morgan Stanley Capital International World Index (half-hedged) and 40% Citigroup World Government Bond Index (half-hedged).The portfolio managers have considerable latitude in allocating the fund’s assets and in selecting derivative instruments and securities to implement the fund’s investment approach, and there is no limitation as to the amount of fund assets required to be invested in any one asset class. Consequently, the fund’s portfolio generally will not have the same characteristics as the baseline benchmark.The portfolio managers also assess and manage the overall risk profile of the fund’s portfolio.

For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. The portfolio managers tend to favor markets in developed countries that have attractive valuations on a risk adjusted basis.

For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among the long-term government bond markets. The most relevant long-term bond yield within each country serves as the expected return for each bond market.The portfolio managers tend to favor developed countries whose bonds have been identified as priced to offer greater return for bearing inflation and interest rate risks.

The portfolio managers determine the relative value of equities versus bonds within a specific country market by comparing the expected returns for the country’s equities and bonds.When assessing the relative valuation of equity versus bond markets, the portfolio managers are measuring the “risk premium” within a country, that is, whether there is, and, if so, how much of, an increased return for having investment exposure to asset classes that are perceived to be riskier. The portfolio managers then determine the allocation of the fund’s assets between the country’s equity and bond markets.

The portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued and underweight exposure to currencies that are overvalued based on real interest rates and purchasing power parity.

The Fund 1

GOAL/APPROACH (continued)

Although the fund’s investments will be focused among the major developed capital markets of the world, the fund may invest up to 20% of its assets in emerging markets.

The fund will use to a significant degree derivative instruments, such as futures, options, forward contracts, swaps and hybrid instruments, as a substitute for investing directly in equities, bonds and currencies in connection with its investment strategy.The fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the fund. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.The fund also may purchase or sell securities on a forward commitment (including “TBA” (to be announced)) basis.These transactions involve a commitment by the fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

The fund may “sell short” securities and other instruments. In a short sale, for example, the fund sells a security it has borrowed, with the expectation that the security will decline in value. The fund’s potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Short-selling is considered “leverage” and may involve substantial risk.The fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securi-ties.The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps and other derivative instruments, as an alternative to selling a security short.

Concepts to understand

Futures contracts: contracts to pay a fixed price for an agreed-upon amount of securities or foreign currencies, or the cash value of the securities or foreign currencies, on an agreed-upon date.

Options contracts: contracts that grant one party a right, for a price, either to buy or sell a security at a fixed price during a specified period or on a specified day. An option written by the fund is covered when the fund owns the underlying security or it segregates liquid assets to cover its obligation.

Forward contracts: contracts entered into with dealers or financial institutions to purchase or sell a specific quantity of a security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards also may be structured for cash settlement, rather than physical delivery.

Swaps: contracts or agreements in which parties exchange the rights to one set of financial assets or liabilities in exchange for another set. The financial assets may be cash flows, currencies, returns, or other items of a financial nature.

Hybrid instruments: typically structured notes, which are derivative debt instruments with principal and/or coupon payments partially or entirely linked to the value of securities or securities futures contracts or the performance of securities indexes, the terms of which are structured by the issuer and purchaser of the note.

MAIN RISKS

The asset classes in which the fund seeks investment exposure can perform differently from each other at any given time (as well as over the long term), so the fund will be affected by its allocation among equities, bonds and currencies. If the fund favors exposure to an asset class during a period when that class underperforms, performance may be hurt.The fund’s principal risks are discussed below.The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Derivatives risk. The fund typically will seek to gain exposure to equity, bond and currency mar- kets using derivative instruments, including, but not limited to, options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), for- ward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other invest- ments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or other- wise comply with the derivative instruments’ terms.
  Additionally, some derivatives the fund may use may involve economic leverage, which could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures con- tract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.
  Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, entering into futures contracts or forward cur- rency contracts and engaging in forward com- mitment transactions, may magnify the fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the deriva- tive itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appre- ciated in value, thus resulting in a loss to the fund.
  Market sector risk. The fund’s overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors.The fund may significantly overweight or underweight certain market sectors, which may cause the fund’s per- formance to be more or less sensitive to devel- opments affecting those sectors.
  Foreign investment risk. To the extent the fund invests in foreign securities or certain instru- ments that provide investment exposure to for- eign securities markets, its performance will be influenced by political, social and economic fac- tors affecting investments in foreign companies.
  Special risks associated with investments in for- eign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Emerging market risk. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of devel- oped countries.

The Fund 3

MAIN RISKS (continued)

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquid- ity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative trans- action is particularly large or if the relevant mar- ket is illiquid (as is the case with many privately negotiated derivatives, including swap agree- ments), it may not be possible to initiate a trans- action or liquidate a position at an advantageous time or price.
  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic con- ditions, changes in the general outlook for cor- porate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Non-diversification risk. The fund is non-diversi- fied, which means that a relatively high percent- age of the fund’s assets may be invested in a lim- ited number of issuers.Therefore, the fund’s per- formance may be more vulnerable to changes in the market value of a single issuer and more sus- ceptible to risks associated with a single econom- ic, political or regulatory occurrence than a diver- sified fund.

The fund’s investments in instruments providing exposure to bond markets and in fixed-income securities also are subject to the following principal risks:

  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the bond portion of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price.
  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturi- ty date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund’s “callable” issues are subject to increased price fluctuation.

The fund’s investments in instruments providing exposure to currency markets and in foreign currencies are subject to the following principal risks:

  Foreign currency risk. Investments in foreign cur- rencies are subject to the risk that those curren- cies will decline in value relative to the U.S. dol- lar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also sub- ject to risks caused by inflation, interest rates, budget deficits and low savings rates, political fac- tors and government control.

  Tax risk. As a regulated investment company (RIC), the fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The fund intends to achieve exposure to currency markets primarily through entering into forward curren- cy contracts. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal busi- ness” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not qualifying income, and there is a remote pos- sibility that such regulations might be applied retroactively, which could result in adverse tax consequences to the fund.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The Fund 5

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows the performance of the fund’s Class I shares for the fund’s first full calendar year of operations. The table compares the average annual total returns of the fund’s Class I shares to those of a hybrid index composed of 60% Morgan Stanley Capital International World Index and 40% Citigroup World Government Bond Index and of such indexes.All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.

Year-by-year total returns as of 12/31 each year (%)
Class I shares

		0.44

98 99 00	01 02 03	04 05 06 07

Best Quarter:	Q3 ’07	+2.47%
Worst Quarter:	Q4 ’07	-3.91%

Average annual total returns as of 12/31/07

		Since
		inception
	1 Year	(5/2/06)

Class I
returns before taxes .44%	6.02%

Hybrid
reflects no deduction for
fees, expenses or taxes	7.87%	9.66%*

Citigroup World
Government Bond
reflects no deduction for
fees, expenses or taxes	8.32%	7.84%*

Morgan Stanley
Capital International
World Index
reflects no deduction for
fees, expenses or taxes	9.04%	11.11%*

* For comparative purposes, the value of the index on 4/30/06 is used as the beginning value on 5/2/06.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

Class I

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	1.10
Rule 12b-1 fee	none
Shareholder services fee	none

Other expenses	.13

Total	1.23

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class I	$125	$390	$676	$1,489

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to fund’s investment adviser for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

For the fiscal year ended October 31, 2007, fund’s investment adviser assumed certain expenses of the fund pursuant to an undertaking, reducing total expenses to 1.17% for Class I. This undertaking is no longer in effect.

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 7

MANAGEMENT

Investment advisers

The investment adviser for the fund is The Dreyfus Corporation (investment adviser), 200 Park Avenue, New York, New York 10166. Founded in 1947, the investment adviser manages approximately $270 billion in approximately 180 mutual fund portfolios. For the past fiscal year, the fund paid the investment adviser a management fee at the annual rate of 1.02% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with the investment adviser is available in the fund’s semi-annual report for the six-month period ended April 30, 2007. The investment adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The investment adviser asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, the investment adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The investment adviser has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), located at 50 Fremont Street, Suite 3700, San Francisco, California 94105, to serve as the fund’s sub-investment adviser. As of December 31, 2007, Mellon Capital had approximately $211.6 billion in assets under management. Mellon Capital, subject to the investment adviser’s supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments.

Helen Potter serves as the primary portfolio manager for the fund, a position she has held since the fund’s inception. Ms. Potter is a Managing Director of Mellon Capital, where she has been employed since 1996, and manages global and domestic asset allocation products for Mellon Capital. She has managed investment portfolios since 1996.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensations may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus, Mellon Capital and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each of the Dreyfus and Mellon Capital code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the relevant code’s preclearance and disclosure procedures.The primary purpose of each code is to ensure that personal trading by Dreyfus or Mellon Capital employees does not disadvantage any fund managed by Dreyfus or Mellon Capital, as the case may be.

Performance Information for Related Fund

The fund’s portfolio managers follow substantially the same investment policies and strategies managing the fund’s assets as they do managing the EB Daily Valued Global Alpha I Fund (the “Related Fund”), a Mellon Bank, N.A. collective investment fund. The tables below show the returns for the Related Fund and for a hybrid index (the “Index”) comprised of 60% Morgan Stanley Capital International World Index (half-hedged) and 40% Citigroup World Government Bond Index (half-hedged).The Index information is provided to represent the investment environment existing at the time periods shown. The Index is unmanaged and an investor may not invest directly in the Index. Investors should not consider this performance data as an indication of the future performance of the fund or the Related Fund.

The Related Fund is not registered as an investment company under the Investment Company Act of 1940, as amended. Only public and qualified corporate employee benefit trusts, including 401(k) plans, may invest in the Related Fund. As of December 31, 2007, the Related Fund had approximately $3.895 billion in assets.

The Fund 9

MANAGEMENT (continued)

The performance figures for the Related Fund are net of the management fees charged to investors. The performance figures for the Related Fund, however, have been reduced by the amount of the highest management fee charged any investor in the Related Fund during the periods shown.Actual fees charged investors in the Related Fund vary and are available upon request from Mellon Capital. The highest management fee chargeable is disclosed in Part II of Mellon Capital’s Form ADV.The performance of the Related Fund could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations, if the Related Fund had been regulated as an investment company under the U.S. federal securities and tax laws. Additionally, although the fund and the Related Fund may hold similar securities and other instruments, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of fund shares may result in different investment selections, differences in the relative weightings of securities and other instruments or differences in the price paid for particular fund holdings. Moreover, the Related Fund may invest in a combination of other collective funds, which the fund will not do, and in physical securities to a greater extent than the fund because of its asset size. The performance information does not reflect the deduction of any applicable sales loads which, if reflected, would reduce the performance quoted. In addition, the fund’s total operating expenses are expected to be higher than those of the Related Fund; if the fund’s expenses were reflected, the performance shown would be lower. Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Historical performance information for the Related Fund and the Index is shown below.The returns of the Related Fund are time-weighted based on beginning period market values. The calculation methodology for the Related Fund differs from guidelines of the SEC for calculating performance of mutual funds. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.

Additional information regarding Mellon Capital’s policies and procedures for calculating and reporting performance returns, and a listing and description of all of its composites, is available upon request for financial advisors by calling 1-800-334-6899 and for individual shareholders by calling 1-800-554-4611.

Related Fund
Performance History

	Related Fund	Index
Period	total return	total return [1]

2007	0.82%	7.87%
4Q07	-4.05%	-0.33%
3Q07	2.48%	2.79%
2Q07	0.66%	3.32%
1Q07	1.86%	1.91%

2006	19.84%	12.83%
4Q06	7.17%	5.18%
3Q06	6.43%	3.91%
2Q06	0.02%	-0.32%
1Q06	5.04%	3.58%

2005	15.52%	7.14%
4Q05	4.59%	2.08%
3Q05	7.85%	4.06%
2Q05	1.11%	1.37%
1Q05	1.29%	-0.50%

2004 [2]	13.58%	9.53%
4Q04	10.69%	8.06%
3Q04	1.45%	0.40%
2Q04	-1.91%	-0.18%
1Q04 [2]	3.12%	1.14%

[1]	Sources of foreign exchange rates may be different between the Related
Fund and the Index.
[2]	Since Inception date: 1/31/04.

Average annual total returns as of 12/31/07
		Since
		inception
	1 Year	(1/31/04)

Related Fund	0.82%	12.44%
Index*	7.87%	9.53%

* Sources of foreign exchange rates may be different between the Related
Fund and the Index.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for Class I shares for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

	Year Ended October 31,
Class I [1]	2007	2006 [2]

Per-Share Data ($):
Net asset value, beginning of period	13.24	12.50
Investment operations: Investment income — net [3]	.36	.13
Net realized and unrealized
gain (loss) on investments	.93	.61
Total from investment operations	1.29	.74
Distributions: Dividends from investment income — net	(.07)	—
Dividends from net realized gain on investments	(.16)	—
Total distributions	(.23)	—
Net asset value, end of period	14.30	13.24
Total Return (%)	9.86	5.92 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	2.51 [5]
Ratio of net expenses to average net assets	1.17	1.27 [5]
Ratio of net investment income to average net assets	2.58	2.31 [5]
Portfolio turnover rate	3.05	—
Net assets, end of period ($ x 1,000)	62,712	7,705

[1]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[2]	From May 2, 2006 (commencement of operations) to October 31, 2006.
[3]	Based on average shares outstanding at each month end.
[4]	Not annualized.
[5]	Annualized.

Your	Investment

SHAREHOLDER GUIDE

This prospectus offers Class I shares of the fund.

Clients of Mellon’s Private Wealth Management group that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, are eligible to purchase Class I shares of the fund.

To purchase Class I shares of the fund, contact your account officer.

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  a bank trust department or other financial ser- vices provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund’s distributor or a SEP-IRA
Class I

Initial sales charge	none

Ongoing distribution fee
(Rule 12b-1 fee)	none

Ongoing shareholder service fee	none

Contingent deferred sales charge	none

Conversion feature	no

Recommended purchase maximum	none

Your Investment 13

SHAREHOLDER GUIDE (continued)

Buying shares

The NAV of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAV, the fund’s equity investments are valued on the basis of market quotations or official closing prices. The fund’s fixed-income investments generally are valued by one or more independent pricing services approved by the fund’s board or on the basis of market quotations. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the current cost of offsetting the contract. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in foreign securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide —General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Concept to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s Class A and Class T shares are offered to the public at NAV plus a sales charge. Class C and Class I shares are offered at NAV, but Class C shares generally are subject to higher annual operating expenses and a CDSC.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemp- tions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Your Investment 15

SHAREHOLDER GUIDE (continued)

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor’s trading history in other accounts under common ownership or control, in certain other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control.These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans,Automatic Withdrawal Plans, Auto-Exchange Privileges and automatic non-discretionary rebal-ancing programs approved in writing by the investment adviser generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 17

For More Information

Global Alpha Fund
A series of Advantage Funds, Inc.
SEC file number: 811-7123

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.drey-fus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone
Call your Account Officer or 1-888-281-7350

By mail Write to your
Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2008 MBSC Securities Corporation

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